Tax Status	12 Months Ended
Dec. 31, 2025
EBP Total
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The SSP has received a determination letter from the IRS dated May 11, 2017, and the YSP and WHSP have received determination letters from the IRS dated March 30, 2017, stating that each Plan is qualified under Section 401(a) of the Code, and therefore, the related trust is exempt from taxation. Subsequent to this determination by the IRS, the Plans were amended and restated. Once qualified, the Plans are required to operate in conformity with the Code to maintain their qualified status. The plan sponsor believes the Plans are being operated in compliance with the applicable requirements of the Code and therefore believes the Plans, as amended and restated, are qualified and the related trust is tax-exempt.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plans and recognize a tax liability if the Plans have taken an uncertain position that more likely than not would be sustained upon examination by the IRS. The plan sponsor has analyzed the tax positions taken by the Plans and has concluded that there are no uncertain positions taken or expected to be taken. The Plans are subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.